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                                                                   EXHIBIT 10.11


                                 PROMISSORY NOTE

THESE SECURITIES AND THE SHARES ISSUABLE UPON CONVERSION HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

$100,000                                                     October    , 1999
                                                                     ---

         FOR VALUE RECEIVED, NATURAL HEALTH TRENDS CORP., a Florida corporation, having an office at 250 Park Avenue, New York, New York (the "Maker"), hereby promises to pay to the order of Domain Investments, Inc., (the "Payee"), at the office of the Payee at ______________________________________, or at such other place as the Payee of this Note may designate in writing from time to time, the principal sum of $100,000 together with interest thereon at the rate of 10% per annum on demand.

         The following shall be deemed "Events of Default" hereunder:

         (a) If any payment hereunder shall not be made when due;

         (b) if the Maker shall fail to perform or comply with any of the other terms, covenants, or conditions of this Note;

         (c) if Maker ceases doing business as a going concern, or makes or sends notice of an intended bulk sale or makes an assignment for the benefit of creditors;

         (d) if any proceedings are commenced by or against Maker under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute of any jurisdiction, whether now or hereafter in effect; or

         (e) if a receiver, trustee or conservator be appointed for any of Maker's property.

         Unless the Payee otherwise elects, in the Payee's sole discretion, this Note shall automatically become immediately due and payable, without further notice or demand, upon the occurrence of any event of default hereinabove described. Upon the acceleration of the entire or any portion of the unpaid balance of this Note, the holder, without prejudice to any other rights, is authorized to proceed against Maker and shall not be required to have recourse to any security given for payment of this Note.


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         In the event that this Note is not paid within five (5) days of demand, this Note shall bear additional interest at the rate of 1.5% per month.

         Nothing contained in this Note shall require the Maker to pay interest at a rate exceeding the maximum rate permitted by applicable law. If the amounts payable to the Payee on any date shall exceed the maximum permissible amount, such amounts shall be automatically reduced to the maximum permissible amount, and the payments for any subsequent period, to the extent less than that permitted by applicable law, shall, to that extent, be increased by the amount of such reduction. In the event that the period from the due date of such payment is not long enough to cause the payments due hereunder not to exceed the maximum amount permitted by applicable law, then the Payee at its option shall have the right (i) to extend the amount of time for such payment such that the payments shall not be deemed to exceed the maximum amount permitted by applicable law or (ii) to reduce the amounts payable under this Note.

         Except as otherwise expressly provided herein, Payee hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest and notice of protest.

         Except as otherwise provided herein at the option of Maker, the unpaid balance of this Note may be prepaid in whole or in part, from time to time, without penalty or premium.

         The liability of Maker hereunder shall be unconditional. No act, failure or delay by the Payee hereof to declare a default as set forth herein or to exercise any right or remedy it may have hereunder, or otherwise, shall constitute a waiver of its rights to declare such default or to exercise any such right or remedy at such time as it shall determine in its sole discretion.

         Maker further agrees to pay all costs of collection, including a reasonable attorney's fee and all costs of levy or appellate proceedings or review, or both, in case the principal or any interest thereon is not paid at the respective maturity thereof, or in case it becomes necessary to protect the security hereof, whether suit be brought or not.

         Any and all notices or other communications required or permitted to be given under this Note shall be in writing and shall be deemed to have been duly given upon personal delivery or the mailing thereof by certified or registered mail (a) if to Maker, addressed to it at its address set forth above; and (b) if to Payee, addressed to it at its address set forth above or at such other address any person or entity entitled to receive notices may specify by written notice given as aforesaid.

         This Note may not be amended, modified, supplemented or terminated orally.

         This Note shall be binding upon Maker, its legal representatives, successors or assigns and shall inure to the benefit of Payee and its successors, endorsees, assigns or holder(s) in due course.


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         The Payee of this Note is entitled, at its option, in the event that this Note is not paid within two (2) days of demand, to convert at any time, the principal amount of this Note at a conversion price equal to forty (40%) of the five day average closing bid price of the Common Stock, as reported by The NASDAQ SmallCap Market for the five trading days immediately preceding the applicable Conversion Date (the "Conversion Price"). Conversion, shall be effectuated by surrendering the Note to be converted to the Maker with the form of conversion notice attached hereto as Exhibit A (the "Conversion Notice"), executed by the Payee of the Note evidencing the Payee's intention to convert this Note or a specified portion (as above provided) hereof, and accompanied, if required by the Maker, by proper assignment hereof in blank. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Payee has delivered this Note, with the Conversion Notice duly executed, to the Maker. Facsimile delivery of the Conversion Notice shall be accepted by the Maker. Certificates representing shares of Common Stock upon conversion will be delivered within five (5) business days from the Conversion Date.

         The shares to be issued pursuant to this Note shall contain unlimited piggyback registration rights. Payee's piggyback registration rights shall commence on the date hereof and shall terminate three (3) years after the date hereof. The Maker shall bear the costs of such registrations. In the event of the sale of the shares contemplated hereunder, Payee shall pay any and all underwriting commissions and non-accountable expenses of any underwriter selected by Payee to sell the common stock (the "Registrable Securities"). As to Payee's registration rights, the Maker agrees to qualify or register the Registrable Securities in such additional states as are reasonably requested by Payee and the Maker shall bear all costs and expenses, of the qualification of registration of the Registrable Securities in such additional states as are reasonably requested by the Payee. In no event shall the Maker be required to register the Registrable Securities in more than five (5) states or in a state in which such registration would cause (i) the Maker to be obligated to do business in such state, or (ii) the principal stockholders of the Maker to be obligated to escrow any of their securities.

         In no event shall the Payee be entitled to convert that amount of the
Note in excess of that amount upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Payee and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Note), and (2) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Payee and its affiliates of more than 4.9% of the outstanding shares of Common Stock of the Maker. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (1) of the immediately preceding sentence.

         The certificates for the shares of Common Stock shall bear the following legend:


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         THESE SECURITIES (THE "SECURITIES") HAVE NOT BEEN
         REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

         The Payee of the Note, by acceptance hereof, agrees that this Note is being acquired for investment and that such Payee will not offer, sell or otherwise dispose of this Note or the shares of Common Stock issuable upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state Blue Sky or foreign laws or similar laws relating to the sale of securities.

         In no event shall the Maker be required to issue more than 20% of the number of shares of Common Stock outstanding on the date hereof (the "Maximum Number") upon the conversion of the Note unless the stockholders of the Maker approve the issuance of additional shares of Common Stock upon the conversion of the Note or NASDAQ waives the requirements of Market Place Rule 4460(i)(l)(D). In the event that the Maximum Number of shares of Common Stock have been issued upon the conversion of the Note, and (i) NASDAQ has not waived the requirements of Market Place Rule 4460(i)(1)(D) or (ii) the stockholders have not approved the issuance of additional shares of Common Stock, then any Note that remains unconverted shall, at the election of the Payee, be immediately due and payable.

         This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law. By signing below, Maker hereby irrevocably submits to the jurisdiction of such state and to service of process by certified or registered mail at Maker's last known address. No provision of this Note may be changed unless in writing signed by the Payee and Maker.

         IN WITNESS WHEREOF, Maker has caused this note to be duly executed and delivered by its duly authorized representative as of the date and year first above written.

                                         NATURAL HEALTH TRENDS CORP.


                                         By:  /s/ MARK D. WOODBURN
                                              ---------------------------------
                                              Name:    Mark D. Woodburn
                                              Title:   Chief Financial Officer



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